Exhibit 32.1

                           Certifications Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002
                            (18 U.S.C. Section 1350)

      In connection with the Amended Quarterly Report of Touchstone Resources USA, Inc. (the "Company") on Form 10-QSB for the period ended September 30, 2005, as filed with the Securities and Exchange Commission (the "report"), I, Roger Abel, Chief Executive Officer of the Company, and I, Stephen C. Haynes, Chief Financial Officer of the Company, do hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss. 1350), that to my knowledge:

      (1) the report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 31, 2006                      /s/ Roger L. Abel
                                          --------------------------
                                          Roger L. Abel
                                          Chief Executive Officer

Date: March 31, 2006                      /s/ Stephen C. Haynes
                                          --------------------------
                                          Stephen C. Haynes
                                          Chief Financial Officer